Pacer US Cash Cows Growth ETF
Schedule of Investments
July 31, 2024 (Unaudited)

COMMON STOCKS - 100.0%	Shares	Value
Communication Services - 4.5%
Meta Platforms, Inc. - Class A	5,678	$2,696,085

Consumer Discretionary - 37.7%(a)
Booking Holdings, Inc.	742	2,756,537
Boyd Gaming Corp.	7,167	436,255
Crocs, Inc. (b)	4,589	616,624
Deckers Outdoor Corp. (b)	1,926	1,776,985
DR Horton, Inc.	20,047	3,607,057
Expedia Group, Inc. (b)	10,020	1,279,253
Grand Canyon Education, Inc. (b)	2,258	352,135
Lululemon Athletica, Inc. (b)(c)	9,354	2,419,506
NVR, Inc. (b)(c)	235	2,022,758
PulteGroup, Inc.	15,912	2,100,384
Skechers USA, Inc. - Class A (b)	11,537	751,405
Toll Brothers, Inc.	7,762	1,107,715
TopBuild Corp. (b)	2,407	1,151,846
Williams-Sonoma, Inc. (c)	9,734	1,505,655
Wynn Resorts Ltd.	8,473	701,734
		22,585,849

Consumer Staples - 1.4%
Coca-Cola Consolidated, Inc.	709	812,436

Energy - 10.0%
APA Corp. (c)	28,066	875,378
Chord Energy Corp.	4,718	809,892
Diamondback Energy, Inc.	13,494	2,729,971
Ovintiv, Inc.	20,189	937,577
Weatherford International PLC (b)	5,530	651,766
		6,004,584

Health Care - 4.5%
Exelixis, Inc. (b)	22,091	518,034
Halozyme Therapeutics, Inc. (b)(c)	9,618	531,491
Lantheus Holdings, Inc. (b)	5,252	550,567
Medpace Holdings, Inc. (b)	2,343	896,244
Progyny, Inc. (b)	7,219	203,576
		2,699,912

Industrials - 18.5%
Applied Industrial Technologies, Inc.	2,924	637,988
Brink's Co.	3,371	370,776
Builders FirstSource, Inc. (b)(c)	9,232	1,545,160
Comfort Systems USA, Inc.	2,704	898,864
EMCOR Group, Inc.	3,557	1,335,440
Esab Corp.	4,579	465,226
Fortive Corp.	26,649	1,914,731
Lincoln Electric Holdings, Inc.	4,303	883,879
NEXTracker, Inc. - Class A (b)	10,969	539,017
Owens Corning	6,554	1,221,534
Simpson Manufacturing Co., Inc.	3,186	611,999
UFP Industries, Inc.	4,679	617,300
		11,041,914

Information Technology - 15.0%
Dropbox, Inc. - Class A (b)	24,955	596,923
Fortinet, Inc. (b)	47,094	2,733,336
GoDaddy, Inc. - Class A (b)	10,661	1,550,642
Qualys, Inc. (b)	2,790	416,101
salesforce.com, Inc.	12,341	3,193,851
Vontier Corp.	11,707	459,266
		8,950,119

Materials - 8.4%
Celanese Corp.	8,260	1,165,899
Eagle Materials, Inc.	2,564	698,177
NewMarket Corp.	727	407,752
Reliance, Inc. (c)	4,343	1,322,704
Westlake Chemical Corp.	9,725	1,437,939
		5,032,471
TOTAL COMMON STOCKS (Cost $53,853,898)		59,823,370

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 12.2%
Mount Vernon Liquid Assets Portfolio, LLC -5.51% (d)	7,339,396	7,339,396
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $7,339,396)		7,339,396

TOTAL INVESTMENTS - 112.2% (Cost $61,193,294)		67,162,766
Liabilities in Excess of Other Assets - (12.2)%		(7,290,093)
TOTAL NET ASSETS - 100.0%		$59,872,673

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	All or a portion of this security is on loan as of July 31, 2024. The total market value of these securities was $7,226,084 which represented 12.1% of net assets.
(d)	The rate shown represents the 7-day effective yield as of July 31, 2024.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Pacer US Cash Cows Growth ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$59,823,370	$–	$–	$59,823,370
Investments Purchased with Proceeds from Securities Lending(a)	–	–	7,339,396	7,339,396
Total Investments	$59,823,370	$–	$7,339,396	$67,162,766

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.